SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. _)

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

| |   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Corniche Group Incorporated
               ---------------------------------------------------
(Name of Registrant as Specified in Its Charter)

               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            _______________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:

            _______________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            _______________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:

            _______________________________________________________________

      (5)   Total fee paid:

            _______________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:

            _______________________________________________________________

      2.    Form, Schedule or Registration Statement No.:

            _______________________________________________________________

      3.    Filing Party:

            _______________________________________________________________

      4.    Date Filed:

            _______________________________________________________________

                           CORNICHE GROUP INCORPORATED

           330 South Service Road, Suite 120, Melville, New York 11747

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

                                  July 24, 2003

To the Stockholders of CORNICHE GROUP INCORPORATED:

      The Annual Meeting of Stockholders of Corniche Group Incorporated, will be held at the Corporation's offices at 330 South Service Road, Melville, New York, on July 24, 2003, at 10:00 A.M. (New York City time) for the purpose of considering and acting upon the following matters:

      1. Election of two directors;

      2. Consideration of and vote to approve the proposed change of the Corporation's name to "Phase III Medical, Inc.";

      3. Consideration of and vote to approve the proposed increase in the number of shares of the Corporation's authorized Common Stock from 75,000,000 shares to 250,000,000 shares;

      4. Consideration of and vote to approve the Corporation's 2003 Equity Participation Plan and the options granted thereunder to the Corporation's new president and director;

      5. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 10, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

      Your proxy vote is important. Whether or not you expect to attend the meeting in person, you are urged to mark, sign, date and return the enclosed proxy in the enclosed prepaid envelope.

      Your attention is directed to the Proxy Statement which is set forth on the following pages.

                                             By Order of the Board of Directors,

                                             Mark Weinreb, President

June 30, 2003

                           CORNICHE GROUP INCORPORATED
                        330 South Service Road, Suite 120
                            Melville, New York 11747
                                  631.574.4999

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 24, 2003

                              SOLICITATION OF PROXY

      The enclosed proxy is being mailed and solicited on or about the 30th day of June, 2003, by and on behalf of the Board of Directors of Corniche Group Incorporated (the "Corporation"), whose principal executive office is at 330 South Service Road, Suite 120, Melville, New York 11747, for use in connection with the Annual Meeting of Stockholders to be held at 10:00 A.M. (New York City time) on July 24, 2003 at the Corporation's offices and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the preceding Notice and are more fully discussed below. All shares represented by proxies which are returned properly signed will be voted as specified on the proxy card. If choices are not specified on the proxy card, the shares will be voted in favor of the Board's nominees for director named herein, the change of the Corporation's name, the increase in the Corporation's authorized Common Stock, and the adoption of the Corporation's 2003 Equity Participation Plan and the options granted to the Corporation's new president and director thereunder. The By-Laws of the Corporation require that the holders of a majority of the total number of shares entitled to vote at the meeting be represented in person or by proxy in order for the business of the meeting to be transacted with respect to such matters.

      The cost of this solicitation will be paid by the Corporation. In addition to soliciting proxies by mail, the Corporation may make requests for proxies by telephone, telegraph or messenger, or by personal solicitation by officers, directors or employees of the Corporation at nominal cost to the Corporation or by any one or more of the foregoing means. The Corporation will reimburse brokers, dealers, banks and others authorized by the Corporation for their reasonable expenses in forwarding proxy solicitation material to the beneficial owner of shares.

                               REVOCATION OF PROXY

      A proxy may be revoked by a stockholder by giving written notice of revocation to the Secretary of the Corporation, by filing a later dated proxy with the Secretary at any time prior to its exercise, or by voting in person at the meeting. The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot.

                                STOCK OUTSTANDING

      On June 10, 2003, there were outstanding and entitled to vote at the Annual Meeting 23,050,085 shares of Common Stock, par value, $.001 per share. Holders of record of Common Stock at the close of business on June 10, 2003, will be entitled to one vote for each share held on all matters properly coming before the meeting. Holders of shares of the Corporation's Series A $0.07 Convertible Preferred Stock, par value $.01 per share, are not entitled to vote on any of the matters described in this Proxy Statement.

      There is no right to cumulate votes in the election of directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

      The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality vote. The ratification of all other proposals will require the affirmative vote of a majority of the shares present and entitled to vote with respect to such proposal. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present and do not have an effect on the election of directors. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a "no" vote. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

      The size of the Board Directors has been fixed at two members. Two individuals have been nominated by the Board for election as directors at the forthcoming Annual Meeting, to hold office until the next annual meeting and until their successors are elected and have qualified. Shares represented by proxies which are returned properly signed will be voted for the nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more or for all of the nominees listed. Should a nominee become unable to serve as a director (which is not anticipated), the proxy will be voted for the election of a substitute nominee who shall be designated by the Board.

      Information with respect to each nominee including the principal occupation of each for the past five years, positions and offices held with the Corporation, membership on other boards of directors and age is set forth below. There are no family relationships among any of the Corporation's directors and officers. For information with respect to beneficial ownership of the Corporation's Common Stock, see "Voting Securities of Certain Beneficial Owners and Management."

Mark Weinreb, 50
Director since February 2003

      Mr. Weinreb joined the Corporation on February 6, 2003 as a Director, Chief Executive Officer and President. In 1976, Mr. Weinreb joined Bio Health Laboratories, Inc., a state-of-the-art medical diagnostic laboratory providing clinical testing services for physicians, hospitals, and other medical laboratories. He progressed to become the laboratory administrator in 1978 and then an owner and the laboratory's COO in 1982. Here he oversaw all technical and business facets, including finance, laboratory science technology and all the additional support departments. He left Bio Health Labs in 1989 when he sold the business to a NYSE biotechnology company. In 1992, Mr. Weinreb founded Big City Bagels, Inc., a national chain of franchised upscale bagel bakeries and became Chairman and Chief Executive Officer. The company went public in 1995 and in 1999 he redirected the company and completed a merger with an Internet service provider. In 2000, Mr. Weinreb became the Chief Executive Officer of Jestertek, Inc., a 12-year old software development company pioneering gesture recognition and control using advanced inter-active proprietary video technology. In 2002, he left Jestertek after arranging additional financing. Mr. Weinreb received a Bachelor of Arts degree in 1975 from Northwestern University and a Master of Science degree in 1982 in Medical Biology, from C.W. Post, Long Island University.

Wayne Marasco, 49
Director since June 2003

      Dr. Wayne A. Marasco, M.D., Ph.D. joined the Board in June 2003. He is Associate Professor in the Department of Cancer Immunology & AIDS at the Dana-Farber Cancer Institute and Associate Professor of Medicine in the Department of Medicine, Harvard Medical School, and has been associated with both institutions for over five years. Dr. Marasco is a board-certified physician specializing in the treatment of infectious diseases. His clinical sub-specialty is in the treatment of immunocompromised (cancer, bone marrow and solid organ transplants) and HIV-1 infected patients. Dr. Marasco is also the principal investigator of a Harvard Medical School based clinical gene therapy trial for the treatment of advanced HIV-1-infection and AIDS.

The Board of Directors

      During the year ended December 31, 2002, the Board of Directors held six meetings, the Audit Committee held four meetings and the Compensation Committee held one meeting. During 2002, all members of the Board of Directors attended at least 75% of all meetings of the Board of Directors and committees of the Board of Directors of which such director was a member. The Corporation did not have a Nominating Committee. It does not currently have an Audit Committee or a Compensation Committee, but intends to form such committees when it increases the size of the Board.

      The functions which would be performed by a Nominating Committee are performed by the Board as a whole. The Board will consider stockholder recommendations regarding candidates for director submitted in writing to the Chairman of the Board of the Corporation. Stockholders wishing to submit such recommendations may do so by sending a written notice to the Secretary of the Corporation together with supporting information a reasonable period of time prior to the mailing of the Corporation's Proxy Statement for the related Annual Meeting.

Voting Securities of Certain Beneficial Owners and Management

      The following table sets forth, as to the number of shares of Common Stock beneficially owned, as of June 10, 2003 , by (i) each beneficial owner of more than five percent of the outstanding Common Stock, (ii) each current named executive officer and director and (iii) all current executive officers and directors of the Corporation as a group. All shares are owned both beneficially and of record unless otherwise indicated. Unless otherwise indicated, the address of each beneficial owner is c/o Corniche Group Incorporated, 330 South Service Road, Suite 120, Melville, New York 11747.

              Number and Percentage of Shares of Common Stock Owned

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                                                                  Percentage of Common
 Name and Address of            # of Shares Beneficially        Stock Beneficially Owned
  Beneficially Owner                     Owned                       (See Note 1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 Pictet & Cie Nominees
 Cie 29 Blvd.
 Georges Favon 1204
 Geneve Switzerland                     2,670,000                          11.6%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 Joel San Antonio
 56 North Stanwich Road
 Greenwich, CT  06831                   3,752,500                          16.3%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 Mark Weinreb (2)                       2,540,000                           9.9%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 Wayne A. Marasco                         300,000                           1.3%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 All current directors, officers
 and nominees as a group
 (two persons)(2)                       2,840,000                          11.0%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Notes:

      (1) Based on 23,050,085 shares of common stock outstanding on June 10, 2003.
      (2) Includes 2,500,000 currently exercisable options to purchase common stock, subject to shareholder approval.
      (3) Includes 300,000 currently exercisable options to purchase common stock granted on June 3, 2003, subject to shareholder approval.

Certain Relationships and Related Transactions

      Through November 2001 Warrantech Corporation ("Warrantech") acted as claims administrator for the Corporation's extended warranty and service business and was paid administrative fees of $48,506 and $29,611 in fiscal 2001 and 2000 respectively. No administrative fees were paid in fiscal 2002. Joel San Antonio, a former Chairman of the Board of Directors of the Corporation and a principal stockholder of the Corporation, is also a significant stockholder and Chief Executive Officer, President and Chairman of the Board of Directors of Warrantech.

Executive Compensation

      The following table sets forth the aggregate compensation paid during the three years ended December 31, 2002 to the Corporation's Chief Executive Officer. No other executive officer of the Corporation earned in excess of $100,000 for services rendered during fiscal 2002.

                           Summary Compensation Table

                                                                  Annual            Long-Term              Other
                                                            Compensation         Compensation       Compensation

 Name and Principal Position        Notes     Fiscal              Salary        Options/SAR's          All other
                                                Year                                                Compensation
 Robert F. Benoit                  (1)(2)       2002              33,077                    -           $ 27,000
 Chief Executive Officer                        2001             109,960                    -              6,000
 (Appointed March 1, 2000)                      2000              96,154               75,000              5,800

Notes:

      (1) Fiscal 2002 relates to the period ended April 22, 2002, when Mr. Benoit left the Corporation.
      (2) All other compensation comprises monthly automobiles allowances totaling $2,000 and a compromise and settlement payment of $25,000 in fiscal 2002. All other compensation in fiscal 2001 and 2000 comprises monthly automobile allowances.

Option/SAR Grants in Last Fiscal Year

      None
Employment Agreements

      On February 6, 2003 Mr. Weinreb was appointed President and Chief Executive Officer of the Corporation and the Corporation entered into an employment agreement with Mr. Weinreb. The employment agreement has an initial term of three years, with automatic annual extensions unless terminated by the Corporation or Mr. Weinreb at least 90 days prior to an applicable anniversary date. The Corporation has agreed to pay Mr. Weinreb an annual salary of $180,000 for the initial year of the term, $198,000 for the second year of the term, and $217,800 for the third year of the term. In addition, he is entitled to an annual bonus in the amount of $20,000 for the initial year in the event, and concurrently on the date, that the Corporation has received debt and/or equity financing in the aggregate amount of at least $1,000,000 since the beginning of his service, and $20,000 for each subsequent year of the term, without condition.

      In addition, the Corporation, pursuant to its newly adopted 2003 Equity Participation Plan, entered into a Stock Option Agreement with Mr. Weinreb (the "Initial Option Agreement"). Under the Initial Option Agreement, the Corporation granted Mr. Weinreb the right and option, exercisable for 10 years, to purchase up to 2,500,000 shares of the Corporation's common stock at an exercise price of $0.03 per share and otherwise upon the terms set forth in the Initial Option Agreement, subject to shareholder approval. In addition, in the event that the closing price of the Corporation's common stock equals or exceeds $0.50 per share for any five (5) consecutive trading days during the term of the employment agreement (whether during the initial term or an annual extension), the Corporation has agreed to grant to Mr. Weinreb, on the day immediately following the end of the five (5) day period, an option for the purchase of an additional 2,500,000 shares of the Corporation's common stock for an exercise price of $0.50 per share, pursuant to the 2003 Equity Participation Plan and a Stock Option Agreement to be entered into between the Corporation and Mr. Weinreb containing substantially the same terms as the Initial Option Agreement, except for the exercise price and that the option would be treated as an "incentive stock option" for tax purposes only to the maximum extent permitted by law (the "Additional Option Agreement"). The Corporation has agreed to promptly file with the Securities and Exchange Commission a Registration Statement on Form S-8 (the "Registration Statement") pursuant to which the issuance of the shares covered by the 2003 Equity Participation Plan, as well as the resale of the common stock issuable upon exercise of the Initial Option Agreement, are registered. Additionally, the Corporation has agreed, following any grant under the Additional Option Agreement, to promptly file a post-effective amendment to the Registration Statement pursuant to which the common stock issuable upon exercise thereof shall be registered for resale. Mr. Weinreb has agreed that he will not resell publicly any shares of the Corporation's common stock obtained upon exercise of any Initial Agreement or the Additional Option Agreement prior to the first anniversary of the date of the employment agreement.

      In April 2002 the Company terminated its relationship with Robert F. Benoit, who was its Chief Executive Officer through April 22, 2002. In August 2002 the Company entered into a settlement agreement with Mr. Benoit pursuant to which the Company made a lump sum payment of $25,000 to Mr. Benoit.

      To secure Dr. Marasco's service as a director, the Company granted Dr. Marasco the right and option, exercisable for 10 years, to purchase up to 300,000 shares of the Company's common stock at an exercise price of $0.05 per share. In addition, in the event that the closing price of the Company's common stock equals or exceeds $0.50 per share for any five (5) consecutive trading days during his term as a director, the Company has agreed to grant to Dr. Marasco an option for the purchase of an additional 100,000 shares of the Company's common stock for an exercise price of $0.50 per share. Dr. Marasco has agreed that he will not resell publicly any shares of the Company's common stock obtained upon exercise of either of these options prior to the first anniversary of the date of his election to the board.

Director Compensation

      Directors who are employees of the Corporation do not receive additional compensation for serving as directors. Directors of the Corporation are reimbursed for out-of-pocket expenses incurred in their capacity as directors of the Corporation. If the proposal with respect to the 2003 Equity Participation Plan is approved, non-employee directors will receive stock options thereunder of 300,000 shares upon joining the Board and 50,000 shares per year each year thereafter. All options will be granted at fair market value on the date of grant and have a one year vesting period. The Board granted Dr. Marasco an option to purchase 300,000 shares of common stock at a price of $.05 per share on June 3, 2003, subject to shareholder approval of the Equity Participation Plan proposal.

Section 16 - Beneficial Ownership Compliance

      Section  16(a)  of the  Securities  Exchange  Act  of  1934  requires  the
Corporation's directors and officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by the Securities and Exchange Commission to furnish the Corporation with copies of all Section 16(a) reports that they file. Based solely on our review of these reports and written representations furnished to us, we believe that in 2002 each of the reporting persons complied with these filing requirements.

                                  PROPOSAL TWO

                          CHANGE OF CORPORATION'S NAME

        Proposal to Amend the Corporation's Certificate of Incorporation to Change its Name to "Phase III Medical, Inc."

      On February 6, 2003, the Corporation's Board of Directors unanimously approved, subject to stockholder approval, a change of the Corporation's name to "Phase III Medical, Inc."

      The Company has been exploring business plans that may involve entering the medical sector by acquiring or participating in one or more biotech and/or medical companies or technologies, owning one or more drugs or medical devices that may or may not yet be available to the public, or acquiring rights to one or more of such drugs or medical devices or the royalty streams therefrom. There can be no assurance that any such business plan developed by the Company will be successful. The Corporation's Board of Directors believes that the change of the Corporation's name is appropriate in light of the change in the nature of the Corporation's business.

      If  the   proposed   amendment  is  adopted  by  the   stockholders,   the
Corporation's Certificate of Incorporation will be amended, as reflected in Exhibit A, to effect the name change as promptly as practicable.

      The Board of Directors OF THE CORPORATION recommends that the stockholders of the Corporation vote "For" this proposal.

      After the proposed name change becomes effective, it will NOT be necessary for stockholders to surrender their present Corniche Group Incorporated stock certificates.

                                 PROPOSAL THREE

                     Proposed Amendment to the Corporation's
               Certificate of Incorporation to Increase the Number
                      of Authorized Shares of Common Stock

      The Corporation's Certificate of Incorporation presently provides that the authorized capital stock of the Corporation consists of 75,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share. On February 6, 2003, the Corporation's Board of Directors unanimously approved, subject to the stockholders' approval, an amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 250,000,000. The number of authorized shares of Preferred Stock would remain at 5,000,000.

      Of the Corporation's 75,000,000 authorized shares of Common Stock, 23,050,085 shares were issued and outstanding as of June 10, 2003. At that date, the Corporation had also reserved for issuance a total of 15,000,000 additional shares of Common Stock available for future awards (including the 2,500,000 and 300,000 share options granted to the Corporation's President and director, respectively) under the Corporation's 2003 Equity Participation Plan, approval of which is being requested at the Meeting. See "Proposal Four - Approval of the or in the Group Incorporated 2003 Equity Participation Plan".

      In addition, the Corporation has reserved 100,000 shares for issuance upon conversion of the Corporation's Series B Preferred Stock, approximately 130,800 shares for issuance upon conversion of the Corporation's Series A Preferred Stock and 44,000 shares issuable upon the exercise of Common Stock warrants. Finally, as of June 10, 2003 the Corporation has reserved 375,000 shares for issuance to holders of a series of promissory notes sold in September 2002.

      The Board of Directors also believes that the Common Stock Amendment is advisable in order to have additional shares available for potential acquisitions, to maintain the Corporation's financing and capital-raising flexibility, to have shares available for use for employee benefit plans and other corporate purposes. Based on the Corporation's current cash position and efforts to change its line of business, the Corporation will have the need to raise significant capital in the near term.

      As of the date of this Proxy Statement, there are no present agreements or arrangements for the issuance of any of the additional shares that would be authorized by the Common Stock Amendment.

      Adoption of the Common Stock Amendment would enable the Board of Directors from time to time to issue additional shares of Common Stock for such purposes and such consideration as the Board of Directors may approve without further approval of the Corporation's stockholders, except as may be required by law or the rules of the Nasdaq National Market or any national securities exchange on which the shares of Common Stock are at the time listed. The proposed increase in the number of authorized shares of Common Stock is not intended to prevent or impede a change in control of the Corporation. Further, the Corporation is not aware of any current effort to acquire control of the Corporation. However, the issuance of additional shares of Common Stock could have the effect of delaying, deferring or preventing a change of control of the Corporation and may discourage bids for the Common Stock at a premium over the prevailing market price. In addition, the issuance of additional shares of Common Stock could also have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock.

      There are no preemptive rights with respect to the Common Stock. The additional authorized shares of Common Stock would have the identical powers and rights as the shares now authorized. Under Delaware law, stockholders will not have any dissenter's or appraisal rights in connection with the Common Stock Amendment. If the Common Stock Amendment is approved by the stockholders, it will become effective upon the Corporation's executing, acknowledging and filing a Certificate of Amendment required by the General Corporation Law of the State of Delaware in the form annexed as Exhibit A.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                STOCKHOLDERS OF THE CORPORATION VOTE "FOR" THIS
                                   PROPOSAL.

                                  PROPOSAL FOUR

                                 APPROVAL OF THE
                           CORNICHE GROUP INCORPORATED
                         2003 EQUITY PARTICIPATION PLAN

      The Board of Directors adopted the Corporation's 2003 Equity Participation Plan (the "Equity Plan") on February 6, 2003, subject to stockholder approval at the annual meeting. The Board of Directors approved the Equity Plan to reserve 15,000,000 shares of the Corporation's Common Stock for grant of stock options and other performance incentives to the Corporation's employees, non-employee directors, consultants and advisors. The following is a brief description of the material features of the Equity Plan. Such description is qualified in its entirety by reference to the Equity Plan, a copy of which is attached hereto as Exhibit B to this Proxy Statement.

      Also on February 6, 2003, the Board of Directors approved the grant of a stock option to Mark Weinreb upon his election as President of the Corporation. The Corporation granted Mr. Weinreb the right and option, exercisable for 10 years, to purchase up to 2,500,000 shares of the Corporation's common stock at an exercise price of $0.03 per share, subject to shareholder approval. In addition, in the event that the closing price of the Corporation's common stock equals or exceeds $0.50 per share for any five (5) consecutive trading days during the term of the employment agreement (whether during the initial term or an annual extension), the Corporation has agreed to grant to Mr. Weinreb, on the day immediately following the end of the five (5) day period, an option for the purchase of an additional 2,500,000 shares of the Corporation's common stock for an exercise price of $0.50 per share, pursuant to the 2003 Equity Participation Plan. That option would be treated as an "incentive stock option" for tax purposes, but only to the extent permitted by law. Approval of the Equity Participation Plan will also constitute approval of the option grants to Mr. Weinreb. On February 6, 2003, the closing bid price for the Common Stock was $0.03.

      The Company granted Dr. Marasco the right and option, exercisable for 10 years, to purchase up to 300,000 shares of the Company's common stock at an exercise price of $0.05 per share. In addition, in the event that the closing price of the Company's common stock equals or exceeds $0.50 per share for any five (5) consecutive trading days during his term as a director, the Company has agreed to grant to Dr. Marasco an option for the purchase of an additional 100,000 shares of the Company's common stock for an exercise price of $0.50 per share. Dr. Marasco has agreed that he will not resell publicly any shares of the Company's common stock obtained upon exercise of either of these options prior to the first anniversary of the date of his election to the board. On June 3, 2003, the closing bid price for the Common Stock was $0.13.

Purpose.

      The purpose of the Equity Plan is to provide long-term incentives to select employees, non-employee directors, consultants and advisors of the Corporation to encourage them to devote their abilities and industry to the success of the Corporation.

Shares and Incentives Available Under the Equity Plan.

      The Equity Plan provides for grants of stock options, stock appreciation rights, and restricted stock. An aggregate of 15,000,000 shares of Common Stock are authorized for issuance under the Equity Plan, which amount will be proportionately adjusted in the event of certain changes in the Corporation's capitalization, a merger, or a similar transaction. Such shares may be treasury shares, newly issued shares, or shares purchased from stockholders expressly for use under the Plan. As of June 10, 2003, the closing sale price per share of the Common Stock on the OTC Bulletin Board was $0.10.

Eligibility.

      The persons eligible to receive awards under the Equity Plan are those persons who are, or who have agreed to become, officers or employees of, non-employee directors of, or consultants or advisers to, the Corporation or any parent or subsidiary corporation of the Corporation; provided, however, that (i) only employees are eligible to receive incentive stock options under the Equity Plan; and (ii) consultants and advisors will be allowed to receive grants of nonstatutory stock options or restricted stock only if the consultant or advisor is a natural person (or an entity wholly-owned by the consultant or advisor), who is or will be providing bona fide services to the Corporation, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Corporation's securities. The Corporation intends to form an Advisory Board and grant options under the Equity Plan to individuals who agree to serve as advisors.

Determination of Eligibility; Administration of the Equity Plan.

      The Equity Plan is administered by the Board of Directors or by a committee consisting of at least two people chosen by the Board of Directors (the "Plan Committee"). The Equity Plan provides that the Plan Committee has full discretion and authority to (i) select eligible persons to receive awards, and (ii) determine the type and number of awards to be granted and the number of shares of Common Stock to which awards will relate. The Plan Committee has no discretion, however, to select the non-employee directors to whom stock options will be granted under the Equity Plan, or to set the number of shares subject to such options or the exercise price of such options. Any action of the Plan Committee with respect to the interpretation and construction of any provision of the Plan, or of any stock option, or with respect to any restricted stock is final, conclusive and binding on all parties, including the Corporation, its stockholders and its employees. The Equity Plan provides that members of the Plan Committee will not be liable for any act or determination taken or made in good faith in their capacities as such members and will be fully indemnified by the Corporation, to the extent permitted by law, with respect to such acts and determinations.

Types of Awards.

      Stock Options. The Plan Committee is authorized to grant stock options to employees, non-employee directors, consultants, and advisors of the Corporation or any of its parent or subsidiary corporations. The Plan Committee may grant both incentive stock options ("ISOs"), as defined under Section 422 of the Internal Revenue Code (the "Code"), and non-qualified stock options under the Equity Plan. However, only employees are allowed to receive ISO grants. The terms and conditions of grants of stock options granted under the Equity Plan are set forth in a written agreement (the "Option Agreement").

      The purchase price per share subject to an ISO is not less than the fair market value of a share of Common Stock on the date of grant, except that it must be at least 110% of the fair market value on the date of grant with respect to ISOs granted to a 10% stockholder. The purchase price per share subject to a nonqualified stock option may be less than the fair market value of a share of Common Stock on the date of grant, and will be determined by the Plan Committee at the time the option is granted. If options are granted with exercise prices below fair market value, however, deductions for compensation attributable to the exercise of such options could be limited by Code Section 162(m). See "-- Federal Income Tax Consequences." The term "fair market value" on any date means the closing sales price, or if not available, the closing bid price per share on such date on the OTC Bulletin Board. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

      The maximum term of each option, the times at which each option will be exercisable, and the vesting schedule, if any, associated with a stock option grant generally are fixed by the Plan Committee, except that no option may have a term exceeding ten years, or five years in the case of an ISO granted to a 10% stockholder. Unless otherwise provided in the Option Agreement, options are fully vested and exercisable on grant. Notwithstanding the foregoing, if the Board of Directors of the Corporation approves a plan of complete liquidation or a merger or certain consolidation transactions, the Plan Committee may, in its sole discretion, and upon written notice to an optionee, provide that an option must be exercised within twenty days following the date of such notice or it will be terminated. In the event that such notice is given, the option will become immediately exercisable in full to the extent it is not already exercisable.

      Options may be exercised by providing written notice to the Secretary of the Corporation, specifying the number of shares to be purchased and accompanied by payment for such shares, and otherwise in accordance with the applicable Option Agreement. Payment may be made, in the discretion of the Plan Committee, in (i) cash, (ii) other shares of Common Stock, (iii) a combination of cash and a promissory note, or (iv) through a combination of these methods.

      If an optionee pays the option price with shares of Common Stock, the Plan Committee may, in its discretion, grant the optionee an option with a reload feature. A reload stock option, which will be granted to the optionee at the same time that payment is received on the option exercise, will allow the participant to purchase (i) the number of shares of Common Stock equal to the sum of the number of shares used to exercise the original option (or the number of shares not received if the optionee paid the option price by receiving a reduced number of shares on exercise), or (ii) in the case of non-qualified stock options, the number of shares of Common Stock used to satisfy any tax withholding requirement related to the exercise of such option. Generally, the terms and provisions of the Equity Plan will apply to any reload option. The term of a reload option will be equal to the remaining term of the option which gave rise to the reload option.

      Stock Appreciation Rights. The Plan Committee is authorized to grant awards of stock appreciation rights ("SARs"), either at the same time as or subsequent to an option grant; provided, however, that SARs granted with respect to an ISO must always be granted at the same time that the ISO is granted. The grant of a SAR will be evidenced by a written agreement. SARs may be exercised by providing written notice to the Secretary of the Corporation, specifying the number of shares with respect to which the SAR is being exercised. The exercise of a SAR will cancel and terminate the right to purchase an equal number of shares of Common Stock covered by the related option. Likewise, upon exercise or termination of any related option, the SAR will terminate to the extent of the number of shares of Common Stock as to which the related option was exercised or terminated.

      The amount of payment that an optionee will be entitled to upon exercise of a SAR is 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the exercise price per share of the related option (minus any amount necessary to satisfy the Corporation's obligation to withhold taxes). Such payment may be made, at the Corporation's discretion, in either cash or shares of Common Stock.

      Restricted Stock. The Plan Committee is authorized to grant awards of restricted stock to employees, non-employee directors, consultants and advisors. A restricted stock award is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, until the restrictions specified by the Plan Committee lapse. Grants of restricted stock will be evidenced by a written agreement. An individual granted restricted stock generally has all of the rights of a stockholder of the Corporation. The Plan Committee may modify outstanding awards of restricted stock provided that the modification does not adversely alter or impair the holder's rights or obligations under the award without his or her consent. The Plan Committee also has the discretion to determine how dividends related to shares of restricted stock will be paid. When the restrictions imposed on an award lapse, the Plan Committee will deliver a stock certificate for the shares, free of any restrictions, to the individual.

Non-Employee Directors.

      Newly elected or appointed non-employee directors of the Corporation will receive an option under the Equity Plan to purchase 300,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock upon election by the stockholders or appointment by the Board of
Directors, as the case may be. In addition, each of the Corporation's non-employee directors will receive an annual option grant to purchase 50,000 shares of Common Stock on the date of the Corporation's annual stockholder's meeting; provided; however, that no director may receive more than one grant in any calendar year.

Transferability of Awards.

      Grants of stock options and other awards are generally not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Plan Committee may, in its discretion, permit transfers of nonstatutory stock options (and related
SARs) for estate planning or other purposes subject to any applicable restrictions under federal securities laws. The Corporation intends to register the shares of Common Stock issuable under the Equity Plan under the Securities Act of 1933 if the Plan is ratified by the shareholders.

Effect of Termination of Employment or Service.

      Except as otherwise provided in the Option Agreement, (i) in the event that a participant's employment or service with the Corporation or its parent or subsidiary corporations is terminated for cause or voluntarily by the employee, non-employee director, consultant or advisor, then the option will expire immediately, (ii) in the event that a participant's employment or service with the Corporation or its parent or subsidiary corporations terminates for any reason other than death or disability

(including retirement), then such option may be exercised, to the extent exercisable on the date of termination, at any time within three months after such termination, but in no event after the stated expiration of the option,
(iii) in the event that a participant dies while employed by or providing service to the Corporation or its parent or subsidiary corporations, or dies within three months after termination of employment or service, other than voluntarily or for cause, then the option may be exercised, to the extent exercisable on the date of death, by the estate of the employee, non-employee director, consultant or advisor or by his beneficiary, at any time within one year after the date of such death, but in no event after the stated expiration of the option, and (iv) in the event that a participant ceases employment or service because of a permanent or total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director, consultant or advisor to, the Corporation or its parent or subsidiary corporations, then the option may be exercised, to the extent exercisable on the date of termination, at any time within one year after termination of employment or service due to the disability, but in no event after the stated expiration of the option.

      A grantee of shares of restricted stock will forfeit all unvested shares, if any, at such time as the grantee is no longer employed by, or providing service to, the Corporation or its parent or subsidiary corporations.

Amendment, Suspension or Termination of the Equity Plan.

      The Equity Plan will terminate on February 6, 2013. Prior to that date, the Board of Directors may amend, modify, suspend or terminate the Plan, subject to stockholder approval when required by law. No amendment, modification, suspension or termination may adversely affect the rights of participants, without their consent, under any outstanding awards or grants of options.

Federal Income Tax Consequences of Options and Awards.

      The following is a brief description of the federal income tax consequences generally arising with respect to the grant of options and awards pursuant to the Equity Plan. This summary is based on the Code, regulations, rulings and decisions now in effect, all of which are subject to change by legislation, administrative action or judicial decision. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Equity Plan.

      ISOs. In general, an optionee granted an ISO will not recognize taxable income upon the grant or the exercise of the ISO. The excess of the fair market value of shares of Common Stock received upon exercise of the ISO over the exercise price is, however, a tax preference item which can result in imposition of the alternative minimum tax. The optionee's "tax basis" in the shares of Common Stock acquired upon exercise of the ISO generally will be equal to the exercise price paid by the optionee, except in the case in which the optionee pays the exercise price by delivery of the shares of Common Stock otherwise owned by the optionee (as discussed below).

      If the shares acquired upon the exercise of an ISO are held by the optionee for the "ISO holding period" of at least two years after the date of grant and one year after the date of exercise, the optionee will recognize long-term capital gain or loss upon the sale of the ISO shares equal to the amount realized upon such sale minus the optionee's tax basis in the shares, and such optionee will not recognize any taxable ordinary income with respect to the ISO. As a general rule, if an optionee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized on the disposition will be taxed as ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the optionee's tax basis in the shares, or (ii) the amount realized upon the disposition minus the optionee's tax basis in the shares. Any gain in excess of the amount realized as ordinary income is capital gain. Certain transactions are not considered disqualifying dispositions including certain exchanges, transfers resulting from the optionee's death, and pledges and hypothecations of ISO shares.

      Non-qualified stock options. In general, an optionee granted a non-qualified stock option will not recognize taxable income upon the grant of the non-qualified stock option. Upon the exercise of the non-qualified stock option (including an option intended to be an ISO but which has not continued to so qualify at the time of exercise), the optionee generally will recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of exercise minus the exercise price, and the optionee will have a tax basis in the shares equal to the fair market value of the shares at the time of exercise. A subsequent sale of the shares by the optionee generally will result in short-term or long-term capital gain or loss equal to the sale price of such shares minus the optionee's tax basis in such shares.

      In  the  event  that  an  optionee   forfeits  an  unexercised  ISO  or  a
non-qualified stock option (or portion of such option), the optionee will not recognize a loss for federal income tax purposes.

      Stock Appreciation Rights. In general, an optionee will not recognize taxable income upon the grant of a stock appreciation right. Upon the exercise of the right, the optionee generally will recognize taxable ordinary income in an amount equal to the fair market value of any shares and/or cash received.

      Restricted stock. Because restricted stock will be restricted as to transferability and subject to a substantial risk of forfeiture for a period of time after being awarded, a participant generally will not be subject to taxation at the time of such award. The participant generally must recognize ordinary income equal to the fair market value of the shares at the first time the restricted stock becomes transferable or not subject to a substantial risk of forfeiture. A participant may, however, elect to be taxed at the time of award of restricted stock rather than upon lapse of the restriction on transferability or substantial risk of forfeiture. If a participant makes such an election but subsequently forfeits the restricted stock, he or she would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which he or she previously paid tax.

      Compensation Deduction Limitation. Code Section 162(m) generally disallows a public company's tax deduction for compensation paid to the Chief Executive Officer, or to the other four most highly compensated officers, in excess of $1,000,000 in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, if various requirements are satisfied. The Corporation intends that options (other than non-qualified stock options with respect to which the exercise price is less than the fair market value of the shares subject to such options on the date of grant) and certain other awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as "performance-based compensation," so that such awards will not be subject to the deductibility cap.

      Withholding. The Corporation has the right to deduct from all awards paid in cash or from other wages paid to an employee of the Corporation, any federal, state, or local taxes required by law to be withheld with respect to awards, and the employee or other person receiving shares under the Equity Plan will be required to pay to the Corporation the amount of any such taxes which the Corporation is required to withhold with respect to such shares.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE CORPORATION'S 2003 EQUITY PARTICIPATION PLAN AND THE OPTION GRANT TO THE NEW PRESIDENT AND DIRECTOR.

                  ACCOUNTING FEES AND OTHER ACCOUNTING MATTERS

      Audit Fees. The Corporation was billed $28,490 for the audit of the Corporation's annual financial statements for the year ended December 31, 2002 and for the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q filed during 2002.

      Financial Information Systems Design Implementation Fees. The Corporation was billed $0 for any professional services described in Paragraph (c) (4) (ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) rendered by the Corporation's principal accountant during the year ended December 31, 2002.

      All Other Fees. The Corporation  was billed $1,572 for non-audit  services
(other  than  the  non-audit   services   described   above)   rendered  by  the
Corporation's principal accountant during the year ended December 31, 2002.

      Other Matters. The Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Corporation's principal accountant.

      Of the time expended by the Corporation's principal accountant to audit the Corporation's financial statements for the year ended December 31, 2001, less than

50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Corporation engaged Weinick Sanders Leventhal & Co., LLP ("Weinick") as its independent accountants as of August 12, 1998. The Corporation had not consulted with Weinick regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulations S-K.

      On May 7, 2001, the Corporation and Weinick terminated their client/auditor relationship. The reports of Weinick on the financial statements of the Corporation for the prior two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Corporation's Audit Committee and its Board of Directors participated in and approved the decision to terminate Weinick as independent auditors. In connection with its audits for the prior two fiscal years and through May 7, 2001, there were no disagreements with Weinick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinick, would have caused Weinick to make reference thereto in its report on the financial statements for such years. During the prior two fiscal years and through May 7, 2001, there have been no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

      The Corporation engaged Travis, Wolff & Corporation, L.L.P. ("Travis") as its new independent accountants as of May 7, 2001. Such appointment was approved by the Corporation's Audit Committee and its Board of Directors. During the two most recent fiscal years and through May 7, 2001, the Corporation has not consulted with Travis regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

      Representatives of Travis are expected to be present at the Annual Meeting of Stockholders, to make a statement, if they desire to do so, and to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

Any proposal intended to be presented by a stockholder at the 2004 Annual Meeting of Stockholders must be received by the Company at the at the Corporation's principal executive offices, 330 South Service Road, Suite 120, Melville, New York 11747 no later than the close of business on March 3, 2004 to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting and by May 16, 2004 in order for the proposal to be considered timely for consideration at next year's Annual Meeting (but not included in the Proxy Statement for such meeting).

                                 ANNUAL REPORTS

      The Corporation's Annual Report on Form 10-K for the fiscal years ended December 31, 2002 (the "2002 Annual Report") containing consolidated financial statements reflecting the financial position of the Corporation as of December 31, 2002 and 2001, and the results of operations and statements of cash flows for each of the three years in the period ended December 31, 2002, has been mailed with this proxy material to all stockholders. The 2002 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

                                 OTHER BUSINESS

      The Annual Meeting of Stockholders is called for the purposes set forth in the Notice. The Board of Directors does not know of any matter for action by stockholders at such meeting other than the matters described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

      You are cordially invited to attend the Annual Meeting in person. Your participation in and discussion of the Corporation's affairs will be welcome.

                                              By Order of the Board of Directors

                                              /s/ Mark Weinreb
                                              ----------------------------------
                                              Mark Weinreb, President

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           CORNICHE GROUP INCORPORATED

               (Under Section 242 of the General Corporation Law)

      The undersigned, being the President and Secretary of Corniche Group Incorporated, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), do hereby amend and certify as follows:

      1. The name of the Corporation is Corniche Group Incorporated.

      2. The Certificate of Incorporation of the Corporation is hereby amended to effect the following amendments which were set forth in a resolution adopted by the board of directors and adopted by the holders of a majority of the outstanding shares of common stock of the Corporation entitled to vote thereon, in accordance with the provisions of Section 242 of the Delaware General Corporation Law: (a) to change the name of the Corporation and (b) to increase the number of authorized shares of Common Stock.

      3. To accomplish the first of the foregoing amendments, Article First of the Certificate of Incorporation is hereby amended to change the name of the corporation as follows: "The name of the Corporation is PHASE III MEDICAL INC."

      4. To accomplish the second of the foregoing amendments, the first paragraph of Article Fourth of the Certificate of Incorporation, as amended, is restated in its entirety as follows (with the preceding paragraph to follow):

      FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is TWO HUNDRED FIFTY FIVE MILLION (255,000,000) shares consisting of (i) Two Hundred Fifty Million (250,000,000) shares of Common Stock of the par value of $.001 per share and (ii) Five Million (5,000,000) shares of Preferred Stock of the par value of $.01 per share.

      The  designations  and  the  powers,   preferences  and  rights,  and  the
qualifications, limitations or restrictions thereof of the Preferred Stock, and the Common Stock are as follows:

      IN WITNESS WHEREOF, the undersigned being a duly elected officer of the Corporation, has executed this Certificate of Amendment and affirms the statements herein contained on this ___ day of ________, 2003.

                                           CORNICHE GROUP INCORPORATED

                                           By: _________________________________
                                           Mark Weinreb, President and Secretary

                                    EXHIBIT B

                           CORNICHE GROUP INCORPORATED

                         2003 Equity Participation Plan

      1. Purpose of the Plan. The Corniche Group Incorporated 2003 Equity Participation Plan (the "Plan") is intended to advance the interests of Corniche Group Incorporated (the "Company") by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options," which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined, and "Restricted Stock," to employees, non-employee Directors, consultants and advisors.

      2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board" or "Board of Directors") or by a committee (the "Committee") consisting of at least two (2) persons chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option, or with respect to any Restricted Stock, granted under it shall be final and conclusive. The receipt of Options or Restricted Stock by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

      3. Shares Subject to the Plan. The shares subject to Options granted under the Plan, and shares granted as Restricted Stock under the Plan, shall be shares of the Company's common stock, par value $.001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options or as Restricted Stock granted under the Plan shall not exceed in the aggregate fifteen million (15,000,000) shares. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options and grants of Restricted Stock under the Plan. In the event any shares of Restricted Stock are forfeited for any reason, the shares forfeited shall again be available for Options and grants of Restricted Stock under the Plan. In the event shares of Common Stock are delivered to, or withheld by, the Company pursuant to Sections 14(b) or 27 hereof, only the net number of shares issued, i.e., net of the shares so delivered or withheld, shall be considered to have been issued pursuant to the Plan.

      4. Participation. The class of individuals that shall be eligible to receive Options ("Optionees") and Restricted Stock ("Grantees") under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees of either the Company or any parent or subsidiary corporation of the Company, and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof and Restricted Stock described in Section 18 hereof, all employees, and non-employee Directors of, or consultants and advisors to, either the Company or any parent or subsidiary corporation of the Company; provided, however, neither Nonstatutory Stock Options nor Restricted Stock shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned by the consultant or advisor), (ii) bona fide services have been or are to be rendered by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its parent and subsidiary corporations to whom Options and Restricted Stock shall be granted, and the number of shares to be covered by each Option and each Restricted Stock grant, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant. Notwithstanding the foregoing, the selection of non-employee Directors whom Options are to be granted, the number of shares subject to the Option, and the exercise price of any Option shall be as set forth in Section 8 hereof and the Committee shall have no discretion as to such matters. For purposes hereof, a non-employee to whom an offer of employment has been extended shall be considered an employee, provided that the Options granted to such individual shall not be exercisable, and the Restricted Stock granted shall not vest, in whole or in part, for a period of at least one year from the date of grant and in the event the individual does not commence employment with the Company, the Options and/or Restricted Stock granted shall be considered null and void.

      5. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the

Option is exercisable, and the option price per share thereof, and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

      6. Incentive Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to "incentive stock options," and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code (referred to herein as an "Incentive Stock Option"):

            (a) No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a parent or subsidiary corporation of the Company.

            (b) Each Incentive Stock Option under the Plan must be granted prior to February 6, 2013, which is within ten (10) years from the date the Plan was adopted by the Board of Directors.

            (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value (as defined in subsection
(f) of this Section 6) of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), he option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time such Incentive Stock Option is granted.

            (d) No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 13 hereof.

            (e) For purposes of determining stock ownership under this Section 6, the attribution rules of Section 424(d) of the Code shall apply.

            (f) For purposes of the Plan, fair market value shall be determined by the Board of Directors or the Committee. If the Common Stock is listed or traded on a national securities exchange, The Nasdaq Stock Market ("Nasdaq"), the National Association of Securities Dealers OTC Electronic Bulletin Board (the "Bulletin Board"), the Bulletin Board Exchange (the "BBX") or the Pink Sheets (or any successor organization), fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange, Nasdaq, the Bulletin Board, the BBX or the Pink Sheets (or any successor organization), as reported thereby, as the case may be, on the day immediately preceding the day on which the Option is granted (or, if granted after the close of business for trading, then on the day on which the Option is granted), or, if there is no selling or bid price on that day, the closing selling price, closing bid price or high bid price, as the case may be, on the most recent day which precedes that day and for which such prices are available. If there is no selling or bid price for the ninety (90) day period preceding the date of grant of an Option hereunder, fair market value shall be determined in good faith by the Board of Directors or the Committee.

      7. Nonstatutory Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options shall be subject to the following terms and conditions:

            (a) A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of
Section 4 hereof.

            (b) The option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option.

            (c) A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 13 hereof).

      8. Grant of Options to Non-Employee Directors.

            (a) Subject to the provisions of Section 3 hereof, for so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who shall become a non-employee Director after the effective date of this Plan shall be granted, on the date of his initial election by stockholders or initial appointment by the Board of Directors of the Company, an Option to purchase 300,000 shares of Common Stock at a per share option price equal to the fair market value of a share of Common Stock on such date (such number of shares being subject to the adjustments provided in Section 15 of the Plan).

            (b) For so long as this Plan is in effect and shares are available for the grant of options hereunder, on the date of the Company's annual meeting of stockholders, there shall be granted to each person who is a non-employee Director on the date of such annual meeting an Option to purchase 50,000 shares of Common Stock at a per share option price equal to the fair market value of a share of Common Stock on such date (such number of shares being subject to the adjustments provided in Section 15 of the Plan); provided, however, that any non-employee Director who received an Option grant pursuant to Section 8(a) above shall not be entitled to receive an Option grant pursuant to this Section 8(b) in the same calendar year.

      9. Reload Options. The Board of Directors or the Committee may grant Options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Stock (as set forth in Section 14(b)(ii)) or by having the Company reduce the number of shares otherwise issuable to an Optionee (as provided for in the last sentence of Section 14(b)) (a "Net Exercise"). The Stock Option Agreement for the Options containing the reload feature shall provide that the Option holder shall receive, contemporaneously with the payment of the option price in shares of Common Stock or in the event of a Net Exercise, a reload stock option (the "Reload Option") to purchase that number of shares of Common Stock equal to the sum of (i) the number of shares of Common Stock used to exercise the Option (or not issued in the case of a Net Exercise), and (ii) with respect to Nonstatutory Stock Options, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: (i) the option price per share of Common Stock deliverable upon the exercise of the Reload Option, (A) in the case of a Reload Option which is an Incentive Stock Option being granted to a 10% Stockholder, shall be one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date of grant of the Reload Option and (B) in the case of a Reload Option which is an Incentive Stock Option being granted to a person other than a 10% Stockholder or is a Nonstatutory Stock Option, shall be the fair market value of a share of Common Stock on the date of grant of the Reload Option; and (ii) the term of the Reload Option shall be equal to the remaining option term of the Option (including a Reload Option) which gave rise to the Reload Option. The Reload Option shall be evidenced by an appropriate amendment to the Stock Option Agreement for the Option which gave rise to the Reload Option. In the event the exercise price of an Option containing a reload feature is paid by check and not in shares of Common Stock, the reload feature shall have no application with respect to such exercise.

      10. Rights of Option Holders. The holder of an Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

      11. Alternate Stock Appreciation Rights.

            (a) Concurrently with, or subsequent to, the award of any Option to purchase one or more shares of Common Stock, the Board of Directors or the Committee may, in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Board of Directors or the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the Optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. A SAR granted with respect to an Incentive Stock Option must be granted together with the Related Option. A SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option.

            (b) Each SAR granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a SAR Agreement which shall be executed by the Company and by the individual or entity to whom such SAR is granted. The SAR Agreement shall specify the period during which the SAR is exercisable, and such other terms and provisions not inconsistent with the Plan.

            (c) A SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of a SAR has a current right to exercise, the SAR may be exercised from time to time by delivery by the holder thereof to the Company at its principal office (attention: Secretary) of a written notice of the number of shares with respect to which it is being exercised. Such notice shall be accompanied by the agreements evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR Agreement and the Related Option Agreement the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

            (d) The amount of payment to which an Optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the exercise price per share of the Related Option; provided, however, the Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment.

            (e) The amount payable by the Company to an Optionee upon exercise of a SAR may, in the sole determination of the Company, be paid in shares of Common Stock, cash or a combination thereof, as set forth in the SAR Agreement. In the case of a payment in shares, the number of shares of Common Stock to be paid to an Optionee upon such Optionee's exercise of a SAR shall be determined by dividing the amount of payment determined pursuant to Section 11(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of the Plan, the exercise date of a SAR shall be the date the Company receives written notification from the Optionee of the exercise of the SAR in accordance with the provisions of Section 11(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the Optionee the amount of cash due such Optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

            (f) SARs shall terminate or expire upon the same conditions and in the same manner as the Related Options, and as set forth in Section 13 hereof.

            (g) The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

            (h) Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

            (i) A SAR granted pursuant to the Plan shall be transferable to the same extent as the Related Option.

            (j) All references in this Plan to "Options" shall be deemed to include "SARs" where applicable.

      12. Transferability of Options.

            (a) No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted other than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him.

            (b) Notwithstanding Section 12(a) above, a Nonstatutory Stock Option granted under the Plan may be transferred in whole or in part during an Optionee's lifetime, upon the approval of the Board of Directors or the Committee, to an Optionee's "family members" (as such term is defined in Rule 701(c)(3) of the Securities Act of 1933, as amended, and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order. The transferred portion of a Nonstatutory Stock Option may only be exercised by the person or entity who acquires a proprietary interest in such option pursuant to the transfer. The terms applicable to the transferred portion shall be the same as those in effect for the Option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Board of Directors or the Committee may deem appropriate. As used in this Plan the terms "Optionee" and "holder of an Option" shall refer to the grantee of the Option and not any transferee thereof.

      13. Effect of Termination of Employment or Death on Options.

            (a) Unless otherwise provided in the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company shall be terminated for cause or voluntarily by the employee, non-employee Director, consultant or advisor, then his Option shall expire forthwith. Unless otherwise provided in the Stock Option Agreement, and except as provided in subsections (b) and (c) of this

Section 13, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this Section 13. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a parent or subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization or like event shall not be considered to have terminated his employment or services.

            (b) Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily or for cause, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor, at any time within one
(1) year after such death.

            (c) Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) ("Permanent Disability") while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 13, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

            (d) An Option may not be exercised pursuant to this Section 13 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

            (e) For purposes of this Section 13, the employment relationship of an employee of the Company or of a parent or subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

      14. Exercise of Options.

            (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board of Directors or the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

            (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise (provided that the shares delivered pursuant hereto are acceptable to the Board of Directors or the Committee in its sole discretion) or
(iii) if provided for in the Stock Option Agreement, his check payable to the order of the Company in an amount at least equal to the par value of the Common Stock being acquired, together with a promissory note, in form and upon such terms as are acceptable to the Board or the Committee, made payable to the order of the Company in an amount equal to the balance of the exercise price, or (iv) by the holder's delivery of any combination of the foregoing (i), (ii) and
(iii). Alternatively, if provided for in the Stock Option Agreement, the holder may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the exercise price of the Option being exercised.

      15. Adjustment Upon Change in Capitalization.

            (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price per share subject to outstanding Options, and in any limitation on exerciseability referred to in Section 14(a)(ii) hereof which is set forth in outstanding Incentive Stock Options. If the Company shall be reorganized, consolidated, or merged with another corporation, subject to the provisions of Section 19 hereof, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.

            (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

      16. Further Conditions of Exercise of Options.

            (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

            (b) If the Common Stock is listed on any securities exchange, including, without limitation, Nasdaq, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until it has been listed on each such exchange. In addition, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

      17. Restricted Stock Grant Agreement. Each Restricted Stock grant under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Restricted Stock Grant Agreement which shall be executed by the Company and by the individual or entity to whom such Restricted Stock is granted. The Restricted Stock Grant Agreement shall specify the number of shares of Restricted Stock granted, the vesting periods and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

      18. Restricted Stock Grants.

            (a) The Board of Directors or the Committee may grant Restricted Stock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant to clause (b) of Section 4 hereof.

            (b) In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in a Restricted Stock Grant Agreement, the following restrictions in this Section 18(b) shall apply to grants of Restricted Stock made by the Board or the Committee:

                  (i) No shares granted  pursuant to a grant of Restricted Stock
may  be  sold,  transferred,   pledged,   assigned  or  otherwise  alienated  or
hypothecated until, and to the extent that, such shares are vested.

                  (ii) Shares granted pursuant to a grant of Restricted Stock shall vest as determined by the Board or the Committee, as provided for in the Restricted Stock Grant Agreement. The foregoing notwithstanding (but subject to the provisions of (iii) hereof and subject to the discretion of the Board or the Committee), a Grantee shall forfeit all shares not previously vested, if any, at such time as the Grantee is no longer employed by, or serving as a Director of, or rendering consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company. All forfeited shares shall be returned to the Company.

                  (iii)   Notwithstanding   the   provisions   of  (ii)  hereof,
non-vested Restricted Stock shall automatically vest to the same extent as non-vested options as provided for in Section 19 hereof.

            (c) In determining the vesting requirements with respect to a grant of Restricted Stock, the Board or the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance objectives, and federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Any such restrictions shall be specifically set forth in the Restricted Stock Grant Agreement.

            (d) Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Board or the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares. After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

            (e) During any applicable period of restriction, the Grantee shall be the record owner of the Restricted Stock and shall be entitled to vote such shares and receive all dividends and other distributions paid with respect to such shares while they are so restricted. However, if any such dividends or distributions are paid in shares of Company stock or cash or other property during an applicable period of restriction, the shares, cash and/or other property deliverable shall be held by the Company or third party custodian or trustee and be subject to the same restrictions as the shares with respect to which they were issued. Moreover, the Board or the Committee may provide in each grant such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for Restricted Stock granted pursuant to the Plan.

            (f) Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

      19. Liquidation, Merger or Consolidation. Notwithstanding Section 14(a) hereof, if the Board of Directors approves a plan of complete liquidation or a merger or consolidation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation), the Board of Directors or the Committee may, in its sole discretion, upon written notice to the holder of an Option, provide that the Option must be exercised within twenty (20) days following the date of such notice or it will be terminated. In the event such notice is given, the Option shall become immediately exercisable in full.

      20. Effectiveness of the Plan. The Plan was adopted by the Board of Directors and is effective on February 6, 2003.

      21. Termination, Modification and Amendment.

            (a) The Plan (but not Options previously granted under the Plan) shall terminate on February 6, 2013, which is within ten (10) years from the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option or Restricted Stock shall be granted after termination of the Plan. The foregoing shall not be deemed to limit the vesting period for Restricted Stock granted pursuant to the Plan.

            (b) The Board of Directors may at any time, on or before the termination date referred to in Section 21(a) hereof, without stockholder approval, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable.

            (c) No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to whom any Option or Restricted Stock shall have been granted, adversely affect the rights conferred by such Option or Restricted Stock grant.

      22. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement or Restricted Stock Grant Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option or Restricted Stock is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

      23. Use of Proceeds. The proceeds from the sale of shares pursuant to Options or Restricted Stock granted under the Plan shall constitute general funds of the Company.

      24. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

      25. Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

      26. Disqualifying Dispositions. If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Optionee, or is otherwise disposed of in a manner that results in the Optionee being required to recognize ordinary income, rather than capital gain, from the disposition (a "Disqualifying Disposition"), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

      27. Withholding Taxes.

            (a) Whenever under the Plan shares of Common Stock are to be delivered to an Optionee upon exercise of a Nonstatutory Stock Option or to a Grantee of Restricted Stock, the Company shall be entitled to require as a condition of delivery that the Optionee or Grantee remit or, at the discretion of the Board or the Committee, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee's portion of any employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee's portion of any employment taxes.

            (b) The Board of Directors or the Committee may, in its discretion, provide any or all holders of Nonstatutory Stock Options or Grantees of Restricted Stock with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their Options or their receipt of Restricted Stock. Such right may be provided to any such holder in either or both of the following formats:

                  (i) The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Stock Option or otherwise deliverable as a result of the vesting of Restricted Stock, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  (ii) The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or Restricted Stock is granted or vested, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or Restricted Stock grant triggering the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

      28. Other Provisions. Each Option granted, and each Restricted Stock grant, under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in its sole discretion. Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

      29. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

      30. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

                           CORNICHE GROUP INCORPORATED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                  July 24, 2003

      The undersigned hereby appoints  ________________ and  __________________, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the CORNICHE GROUP INCORPORATED Annual Meeting of Stockholders to be held on July 24, 2003 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

      This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR the board's nominees for director, FOR the approval of the amendment to the Certificate of Incorporation changing the name of the Corporation, FOR the approval of the amendment to the Certificate of Incorporation increasing the number of shares of authorized Common Stock, and FOR the approval of the CORNICHE GROUP INCORPORATED Year 2003 Stock Incentive Plan.

      PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE.

      (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                          "FOR" PROPOSALS 1, 2, 3 and 4

                                              Against all
                                               nominees
                                             *(except as
                                               marked to
                              For all        the contrary
                             nominees           below)              Nominees:
                                                                    ---------
1.    Election of 2         ----------   ----------------------    Mark Weinreb
      Directors.
                            ----------   ----------------------      Wayne A.
                                                                     Marasco

* To withhold authority for any individual nominees, print nominee's name on the line below.

_____________________________________________________

_____________________________________________________

--------------------------------------------------------------------------------
                                           FOR       AGAINST      ABSTAIN
--------------------------------------------------------------------------------
2.    Amendment to the CORNICHE GROUP
      INCORPORATED Certificate of
      Incorporation to change its name
      to Phase III Medical, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3.    Amendment to the CORNICHE GROUP
      INCORPORATED 2003 Certificate of
      Incorporation to increase its
      authorized Common Stock to 250
      million shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4.    Approval of the Corporation's 2003
      Equity Participation Plan and the
      options granted thereunder to the
      Corporation's new president and
      director
--------------------------------------------------------------------------------

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACE PROVIDED IN THIS PROXY, THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD'S NOMINEES, FOR THE AMENDMENT OF THE CORPORATION'S NAME, FOR THE INCREASE IN THE AUTHORIZED COMMON STOCK AND FOR THE APPROVAL OF THE 2003 EQUITY PARTICIPATION PLAN.

Please sign this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you attend.

Signed: ____________________________________

Signed: ____________________________________      Dated: _________________, 2003


NOTE: Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc. For an account in the name of two or more persons, each should sign, or if one signs, he should attach evidence of his authority.